UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 10-D

Asset-Backed Issuer

Distribution Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

For the monthly distribution period from August 1, 2007 to August 31, 2007

Commission File Number of issuing entity in respect of the notes: 333-141703-02

Commission File Number of issuing entity in respect of the Series 2007-CC Collateral Certificate: 000-23108

Commission File Number of sponsor and depositor: 033-54804

Discover Card Execution Note Trust

(Exact name of issuing entity in respect of the notes as specified in its charter)

Discover Card Master Trust I

(Exact name of issuing entity in respect of the Series 2007-CC Collateral Certificate as specified in its charter)

Discover Bank

(Exact name of sponsor and depositor as specified in its charter)

Delaware		51-0020270
(State of organization of the issuing entity		(IRS Employer Indentification No. of the
in respect of the notes)		sponsor and depositor)

Rodney Square North
100 North Market Street
Wilmington, Delaware		19890-0001
(Address of principal executive offices of		(Zip Code)
the issuing entity in respect to the notes)

(302) 636-6189
(Telephone Number, including area code)

Registered/reporting pursuant to (check one)
Section 12(b)	Section 12(g)	Section 15(d)	Name of Exchange
Title of Class			(If Section 12(b))
DiscoverSeries Class B		[x]
Notes
DiscoverSeries Class C		[x]
Notes

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes __ No x

PART I DISTRIBUTION INFORMATION

Item 1. Distribution and Pool Performance Information

The information required by Item 1121 of Regulation AB is provided in the reports attached hereto as Exhibits 99.1 and 99.2.

PART II OTHER INFORMATION Item 3. Sales of Securities and Use of Proceeds

Class C(2007-2) Notes. On August 31, 2007, $200,000,000 principal amount of DiscoverSeries Class C(2007-2) Notes (the “Class C(2007-2) Notes”) were issued pursuant to the Indenture (the “Indenture”) as supplemented by the Indenture Supplement for the DiscoverSeries Notes (the “Indenture Supplement”), in each case dated as of July 26, 2007 and the Class C(2007-2) Terms Document, dated as of August 31, 2007 between Discover Card Execution Note Trust (the “Note Issuance Trust”) as Issuer, and U.S. Bank National Association (the “Indenture Trustee”) as Indenture Trustee. The Class C(2007-2) Notes were privately offered and sold to an affiliate of Discover Bank in reliance upon the exemption contained in Section 4(2) of the Securities Act of 1933, as amended (the “Act”). The Class C(2007-2) Notes were sold at par value for cash, with no applicable underwriting discounts or commissions.

Class B(2007-2) Notes. On August 31, 2007, $115,000,000 aggregate principal amount of DiscoverSeries Class B(2007-2) Notes (the “Class B(2007-2) Notes”) were issued pursuant to the Indenture, as supplemented by the Indenture Supplement and the Class B(2007-2) Terms Document, dated as of August 31, 2007 between the Note Issuance Trust and the Indenture Trustee. The Class B(2007-2) Notes were privately offered and sold to an affiliate of Discover Bank in reliance upon the exemption contained in Section 4(2) of the Act. The Class B(2007-2) Notes were sold at par value for cash, with no applicable underwriting discounts or commissions.

The Note Issuance Trust owns the Series 2007-CC Collateral Certificate (the “Collateral Certificate”) issued by Discover Card Master Trust I (the “Master Trust”) pursuant to the Amended and Restated Pooling and Servicing Agreement (the “Pooling and Servicing Agreement,”) dated as of November 3, 2004, as amended, and the Series 2007-CC Supplement (the “Series 2007-CC Supplement”), dated as of July 26, 2007, in each case between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee. The Note Issuance Trust issues DiscoverSeries notes secured by the Collateral Certificate and its other assets. Allocations of cash flow from the asset pool and any expenses or losses by the Master Trust to the holder of trust certificates issued by the Master Trust, including the Series 2007-CC Collateral Certificate, are described in the prospectus dated July 20, 2007 (the “Prospectus”), previously filed by us with the Securities and Exchange Commission on July 24, 2007 (file numbers 333-141703, 333-141703-01 and 333-141703-02). Allocations of cash flow from the asset pool and any expenses or losses by the Indenture Trustee to the holders of Notes are also described in the Prospectus.

The Note Issuance Trust paid the proceeds from the sale of the Class B(2007-2) Notes and the Class C(2007-2) Notes to Discover Bank in exchange for a $315,000,000 increase in the investor interest in receivables represented by the Collateral Certificate. Discover Bank added these proceeds to its general funds.

The Class B(2007-2) Notes and Class C(2007-2) Notes are subordinated in right of payment of principal and interest to the Class A notes, bear losses before the Class A notes and provide loss protection to the Class A notes of the DiscoverSeries. The Class C(2007-2) Notes are also subordinated in right of payment of principal and interest to the Class B notes, bear losses before the Class B notes and provide loss protection to the Class B notes of the DiscoverSeries. Principal amounts allocable to subordinated notes may be applied to make interest payments on senior notes of the DiscoverSeries or to pay servicing fees on the receivables. Although the amount of loss protection provided by any Class B or Class C note, as applicable, is limited to its proportionate share of the required subordinated amount of such class of notes for the applicable senior class of notes of the DiscoverSeries and may vary over time, at any time it is possible that the entire nominal liquidation amount of any tranche of Class B or Class C notes will provide loss protection to the senior notes of the DiscoverSeries. Relative priority among notes and rights to the underlying pool assets are more fully described in the Prospectus.

Discover Bank, in its capacity as “Beneficiary” under the Trust Agreement, dated as of July 2, 2007 between Discover Bank as Beneficiary and Wilmington Trust Company (the “Owner Trustee”) as Owner Trustee, may direct the Owner Trustee to, and the Note Issuance Trust may, issue additional series, classes or tranches of notes or increase existing series, classes or tranches of notes, subject to certain requirements, including confirmation from applicable rating agencies that such new issuance will not cause a reduction or qualification with negative implications of the ratings of any outstanding tranche of DiscoverSeries notes, in each case below the required ratings (after giving effect to such negative implications), or a withdrawal of any such ratings, and, in the case of issuance of additional series, classes or tranches of notes, execution and delivery of an indenture supplement and a terms document relating to the applicable series, class or tranche of notes. The terms under which additional notes may be issued, the terms of any security holder approval or notification for such issuance and the party which has the authority to determine such issuance are more fully described in the Prospectus, as are the terms under which pool assets of the Note Issuance Trust may increase or change.

Series 2006-A. On August 30, 2007, Discover Bank, pursuant to the Series Supplement for Series 2006-A, dated as of January 27, 2006, as amended, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee (the “Series 2006-A Series Supplement”) and the Certificate Purchase Agreement, dated as of January 27, 2006, as amended, among Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee and the purchasers named therein, increased the class invested amount of the Class A Certificates of Series 2006-A (the “Series 2006-A Certificates”) from $1,400,000,000 to $1,900,000,000 (such increase, the “Increased Interest”), and such Increased Interest was sold at par value, with no applicable underwriting discounts or commissions. The Series 2006-A Certificates were initially sold to purchasers in reliance upon the exemption contained in Section 4(2) of the Act. The Series 2006-A Certificates constitute a single class. The Increased Interest has an expected maturity date of January 15, 2009. Interest to be paid on the Series 2006-A Certificates will be a floating rate which will generally be related to the pass-through costs of the purchaser’s commercial paper program, plus a margin, but may be based on LIBOR or the prime rate in limited circumstances. The series termination date will be July 18, 2011, unless extended in accordance with the Series Supplement.

The Master Trust allocates collections and interchange among the series, including Series 2006-A, based on each series' investor interest in receivables. The Master Trust also allocates receivables that Discover Bank has charged-off as uncollectible to each series based on the investor interest in the receivables. Each series supplement to the Pooling and Servicing Agreement, including the 2006-A Series Supplement, will specify the percentage of collections, interchange, if applicable, and charged-off receivables that are allocated to the series at each point in time. These percentages vary based on a number of factors, including whether the Master Trust or the Note Issuance Trust, as applicable, has started to pay principal to investors of any series or an amortization event, early redemption event or event of default has occurred and is continuing. These percentages may, under certain circumstances, differ for finance charge collections, principal collections, interchange and charged-off amounts. When Discover Bank charges off a receivable as uncollectible, it reduces the amount of principal receivables in the Master Trust, and allocates a portion of the amount charged-off against the investor interest in receivables represented by each certificate, including an allocation to the Series 2006-A Certificates based on the class percentage of charged-off receivables for Series 2006-A. The Master Trust generally uses finance charge collections (including recoveries on charged-off accounts), interchange and investment income to pay interest, servicing fees and to reimburse certificateholders and Note Issuance Trust noteholders, as applicable, for charged-off receivables allocated to them. The Master Trust generally uses principal collections to either pay principal to investors or to pay Discover Bank in exchange for new receivables that cardmembers have generated on the accounts that are part of the Master Trust.

In general, the Master Trust will use each series’ or subseries’ share of collections and other income to make required payments to investors, to pay its servicing fees and to reimburse its share of charged-off amounts. If Series 2006-A has more collections and other income than it needs in any month, the Master Trust may make the excess collections and other income available to other series or subseries so that those series or subseries may make their payments. If Series 2006-A does not have enough collections and other income in any month, the Master Trust may use excess collections and other income, including interchange, available from other series or subseries to make payments for Series 2006-A.

The net proceeds (after expenses) from the sale of the Increased Interest were paid to Discover Bank as Seller and depositor and added to its general funds.

No Approval or Notification of Certain Events

The approval of, or notification to, outstanding certificateholders of the Master Trust or noteholders of the Note Issuance Trust is not required in connection with a new issuance. Discover Bank, in its capacity as “Seller” under the Pooling and Servicing Agreement, may from time to time direct the trustee for the Master Trust to issue new series of certificates, or increase the size of series by issuing additional certificates, subject to certain requirements, including confirmation from rating agencies that such new issuance would not result in the reduction or downgrade of the ratings of any class of any series then outstanding. Discover Bank, as beneficiary under the trust agreement for the Note Issuance Trust, may also direct the Note Issuance Trust to issue additional notes and may agree to increase the investor interest in receivables represented by the Collateral Certificate by a corresponding amount. In addition, Discover Bank may, in its sole discretion, subject to certain limitations, designate additional credit card accounts originated by Discover Bank or its affiliates to be added to the Master Trust or convey interests in other credit card receivables pools to the Master Trust. Discover Bank will be required to designate additional credit card accounts to be added to the Master Trust if the aggregate amount of principal receivables in the Master Trust on the last day of any month is less than a minimum level that relates to the sum of investor interests for all series then outstanding. Discover Bank, subject to certain limitations, may, but is not obligated to, remove credit card accounts from the Master Trust. These limitations include confirmation that, notwithstanding the removal of accounts, the minimum principal receivables balance in the Master Trust will be maintained and affirmation from rating agencies that the removal will not cause a lowering or withdrawal of their then current ratings on any class of any outstanding series of certificates.

Item 9. Exhibits.

Exhibit No.	Description

99.1	Series 2007-CC Monthly Statement.
99.2	DiscoverSeries Monthly Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DISCOVER BANK
(Depositor)

Date: September 17, 2007	/S/ Michael F. Rickert
Michael F. Rickert
Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description
99.1	Series 2007-CC Monthly Statement.
99.2	DiscoverSeries Monthly Statement.